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                         UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549


                          FORM 8-K


                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act OF 1934

Date of Report (Date of earliest event reported  April 9, 1999
                                                 -------------------------

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                      CITY NATIONAL CORPORATION
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         (Exact name of registrant as specified in its charter)


   Delaware                      1-10521                  95-2568550
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(State or other jurisdiction   (Commission              (IRS Employer
    of incorporation)          File Number)            Identification No.)


400 North Roxbury Drive, Beverly Hills, California              90210
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         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (310) 888-6000
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                                  N/A
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      (Former name or former address, if changed since last report)


     This Report is filed pursuant to Item 5 of Form 8-K to report the issuance by City National Corporation of a press release relating to a mathematical error in its 1999 Proxy Statement. Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto.

     EXHIBITS

     1. City National Corporation Press Release dated April 9, 1999 relating to an error in its current Proxy Statement concerning the value of unexercised stock options for certain executives.

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     2.  Revised table of "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values" appearing on page 12 of City National Corporation's 1999 Proxy Statement.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 9, 1999                       CITY NATIONAL CORPORATION

                                           By:  /s/ Richard H. Sheehan, Jr.
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                                           Name: Richard H. Sheehan, Jr.
                                           Its:  Senior Vice President
                                                 General Counsel and Secretary



                               EXHIBIT INDEX

 Exhibit
  Number       Description                         Sequentially Numbered Pages
----------     -----------                         ----------------------------

    1.         City National Corporation Press
                 Release dated April 9, 1999.

    2.        Revised table of "Aggregated Option
                 Exercises in Last Fiscal Year and
                 Fiscal Year End Option Values."